2017 First Quarter Investor Presentation May 24, 2017 Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on February 23, 2017. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures The information provided herein includes certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” We refer to “managed-basis” as presenting certain loan performance measures as if loans sold by us to our securitization trusts were never sold and derecognized in our GAAP financial statements. We believe it is useful to consider these performance measures on a managed-basis for 2009 when comparing to similar GAAP measures in later years since we serviced the securitized and owned loans, and related accounts, in the same manner without regard to ownership of the loans. The reconciliation of the managed-basis loan performance measures in this presentation to the comparable GAAP measures for the twelve months ended December 31, 2009 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” Disclaimers

3 Synchrony Financial Overview Strong Value Proposition for Partners and Consumers • Advanced data analytics and targeted marketing capabilities • Dedicated team members support partners to help maximize program effectiveness • Enhanced sales growth and additional economic benefits for partners • Access to instant credit, promotional financing, and rewards for customers Attractive Growth and Ample Opportunities • Strong receivables growth • Significant opportunity to leverage long- standing partnerships to increase penetration • Opportunity to attract new partners • Developing broad product suite to build a leading, full-scale online bank Strong Financial Profile and Operating Performance • Solid fundamentals with attractive returns • Strong capital and liquidity with diverse funding profile • Announced plans to increase quarterly common stock dividend to $0.15 per share commencing in the third quarter of 2017 and approval of a share repurchase program of up to $1.64 billion through June 30, 2018 Leading Consumer Finance Business • Largest Private Label Credit Card (PLCC) provider in US(a) • A leader in financing for major consumer purchases and healthcare services • Long-standing and diverse partner base (a) Source: The Nilson Report (May 2016, Issue #1087) as measured by PLCC purchase volume and receivables, based on 2015 data. Robust Data and Technology Capabilities • Deep partner integration enables customized loyalty products across channels • Partner and cardholder focused mobile payments and e-commerce solutions • Leveraging digital, loyalty, and analytics capabilities to augment growth

Business Overview

Partner-Centric Business with Leading Sales Platforms

	Retail Card	Payment Solutions	CareCredit
	Private label credit cards, Dual Cards™, general purpose co-branded credit cards and small and medium-sized business credit products	Promotional financing for major consumer purchases, offering private label credit cards & installment loans	Promotional financing to consumers for health and personal care procedures, products, and services
Interest and Fees on Loans[(a)]	$11,172	$2,010	$1,879
Loan Receivables[(b)]	$49.9	$15.3	$8.1

(a) For 2Q16 through 1Q17, $ in millions.
(b) $ in billions, as of March 31, 2017.

synchrony FINANCIAL
5

6 Customized Products Credit Products Retailer only acceptance Accepted at network locations Deposit Products Retailer and private network acceptance Accepted at provider network locations Private Label Dual CardTM Affinity to retailer, provides customized benefits & features Big-ticket focus, offering promotional financing options Retail Card Private Label Private Label • Dental • Vision • Cosmetic • Veterinary • Cash back, discounts • Credit events & promotions • Reward/best customer programs • Home • Furniture • Electronics • Luxury • Power sports Payment Solutions CareCredit Fast-growing online bank Deposits FDIC-insured products Robust product suite Synchrony Bank • Certificates of Deposit • Money Market Accounts • Savings Accounts • IRA Money Market Accounts • IRA Certificates of Deposit

7 Long-Standing Partnerships (a) Existing partners as of March 31, 2017. (b) Excludes certain credit card portfolios that were sold, have not been renewed, or expire in 2017, which represent less than 1% of our total Retail Card interest and fees on loans for the year ended December 31, 2016. 20% Partners (b) 14% 20% 20192017 2021 0 22 2020 22% 2022 4 5 Length of Major Partner Relationships (Years) (a) Last Renewal 38 2014 23 2014 20 2014 19 2014 17 2013 17 2013 12 2015 9 2015 99% 2019+ Contractual Expiration (a) % of 2016 Retail Card Interest and Fees on Loans (b) 5 20232018 3 12% 11% 6 2024+ 1%0%

8 1.6% 2.3% 3.1% 0.2% 6.7% 3.8% 11.6% 2.5% 8.2% 5.6% 9.8% 11.2% Mass Electronics Healthcare Apparel/Dept. Home Furniture $542 $283 $232 $213 $219 $83 2012-2015 Market Growth Rate 2012-2015 Synchrony Financial Purchase Volume Growth Rate 2015 Market Size ($ in billions) • Over 80 years of retail heritage • Significant scale across platforms • Robust data capture enables more customized offers • Analytics and data insights help drive growth • Joint executive management of programs—1,000+ SYF FTEs dedicated to drive partner sales • Collaboration with partners ensures sales teams are aligned with program goals • Economic benefits and incentives align goals and drive profitable program growth Deep Integration Drives 2-3x Market Growth Rate Sources for market data: Kantar Retail (2015 Mass & Apparel/Dept. market projections); IBIS World Research Group; CareCredit industry research; Joint Centers for Housing Studies, Harvard University; Consumer Electronics Association.

9 9 Retail Card Payment Solutions We attract partners who value our: • Experience & partnership—long history of improving sales, customer loyalty, and retention • Differentiated capabilities: - Marketing and analytics - Innovation - Mobile and online - Underwriting and lifecycle management - On-site dedicated teams We seek deals that: • Have an appropriate risk-reward profile • Enable us to own key program aspects: - Underwriting - Collections Attracting New Partners Track record of winning programs CareCredit 9

10 $13.0 $21.3 $32.5 $39.4 1Q14 1Q15 1Q16 1Q17 • Competitive rates and superior service afforded by low cost structure of online bank • Opportunity to further leverage synergies with cardholder base • Evaluating new product offerings - checking, debit, bill payment, small business deposit accounts • Enhance Synchrony Bank Perks program Strong direct deposit growth $ in billions Fast-Growing Online Bank

Robust Data, Analytics and Digital Capabilities

12 Proprietary Closed-Loop Network Advantages Customer Merchant Acquirer Network Issuer General Purpose Card and Co-Branded Cards Synchrony Financial Closed Loop Network for PLCC and Dual CardTM Citi Capital One Chase Date Merch. Channel Brand Cat./SKU $ 5/2/17 Department Store Partner In- Store DKNY Women’s Shoes 468XUTY $83.44 5/9/17 Department Store Partner Mobile Coach Women’s Handbags 229HHREO $212.17 Date Merch. Channel Brand Cat./SKU $ 5/2/17 Department Store Partner $83.44 5/9/17 Department Store Partner $212.17 Enables Valuable Data Capture and Eliminates Interchange Fees • Limited data can be collected by the card issuer when a General Purpose Credit Card or traditional co-branded card is used • When Synchrony Financial Private Label Credit Cards or Dual CardsTM are used in-store, the transaction runs on our network • Valuable incremental data capture occurs on transactions that run over the Synchrony Financial closed loop network - Brand or category - SKU-level data - Channel: in-store, online, or mobile • No interchange fees when Synchrony Financial Private Label Credit Cards or Dual CardsTM are used over our network *illustrative data

13 Prior After Launch Analytics at Synchrony Financial • Generic Offers • Mass Marketing • Portfolio Level Analytics SKU/Category Level Coverage Evolution of Analytics <50% Present and Future Past >70% 2014 2016 • Provides the ability to analyze significantly more data than general purpose credit cards • Ability to analyze SKU, category and other important data has greatly expanded • Customized Offers • 1-on-1 Marketing • Customer/Channel/Store Level Analytics • Customer 360° View • 170+ Dedicated Analytics Professionals • Big Data Platform

14 Innovative Digital Capabilities Expanding Online and Mobile Capabilities Expanding Digital Capabilities • Investing in enhanced user experience • Mobile applications deliver customized features including rewards, retail offers and alerts • Developed SyPI, a mobile platform that can be rapidly integrated across retailers and wallets • Significant experience with online retailers • Online sales growth outpacing U.S. average Wallet-Agnostic Mobile Payments Strategy— Offering Choice to Retail Partners and Consumers Benefits to Synchrony Financial and Our Customers • Preserving unique benefits and value propositions • Synchrony Financial continuing to capture valuable customer data on our network • Developing proprietary solutions like Digital Card Consumer • Investing in enhanced user experience: - Customized offers - Quickscreen - Auto pre-fill • Mobile applications deliver customized features including rewards, retail offers and alerts Small Business • Enhance user experience and features: - Project-level invoicing and billing - Invoice search - Simplified payments Synchrony Bank • Upgraded digital banking platform; including Remote Deposit Capture • Responsive design allows customers to access account via any device

Performance & Strategic Priorities

16 1Q17 Highlights • $499 million Net Earnings, $0.61 diluted EPS • Strong growth metrics ‒ Loan Receivables up 11% ‒ Net Interest Income up 12% ‒ Purchase Volume up 7% ‒ Average Active Accounts up 5% • Net Charge-Offs of 5.33% compared to 4.74% in the prior year • Provision for Loan Losses up 45%; reserve build driven by growth, credit normalization and softer recovery pricing • Efficiency Ratio 30.3% compared to 30.4% in the prior year • Deposits up $6.6 billion compared to prior year, comprising 72% of funding • Strong capital and liquidity ‒ 18.0% CET1(a) & $16.2 billion liquid assets • Paid quarterly dividend of $0.13 per share and repurchased $238 million of common stock Financial Highlights (a) CET1 % calculated under the Basel III transitional guidelines Business Highlights • Renewed key relationships • Acquired Citi Health Card portfolio and GPShopper • Launched new programs

17 4.74% 5.33% Loan Receivables $ in billions, period-end balances Net Charge-Offs (a) % of average loan receivables including held for sale Interest and Fees on Loans $ in millions $3,498 $3,877 $65.8 $73.3 1Q16 1Q17 1Q16 1Q171Q16 1Q17 (a) Includes loan receivables held for sale. Operating Performance $0.70 $0.61 Diluted EPS 1Q16 1Q17 Efficiency Ratio 30.4% 30.3% 1Q16 1Q17 Net Interest Margin 15.84% 16.18% 1Q16 1Q17

Peer Comparison: 1Q17

Significant Growth	Strong Margins	Strong Balance Sheet

Purchase Volume Growth[a]



7.1%
6.9%
5.7%
(12.9)%
SYF
COF
DFS
AXP

Risk-Adjusted Yield[b]



15.9%
9.9%
9.8%
9.4%
SYF
COF
DFS
AXP

CET1 Ratio[c]



17.7%
13.4%
12.3%
10.3%
SYF
DFS
AXP
COF

Loan Receivables Growth[d]



11.4%
10.1%
7.7%
7.4%
SYF
AXP
COF
DFS

Efficiency Ratio[a]



30.3%
37.8%
45.3%
67.1%
SYF
DFS
COF
AXP

Liquidity % of Assets[e]



20.4%
19.0%
18.8%
14.5%
AXP
DFS
SYF
COF

(a) Segment data for AXP-U.S Consumer Services and COF-Domestic Card. Other data-total company level.
(b) SYF yield calculated as loan receivable yield less net charge-off rate. AXP yield calculated as total card member loan yield less net charge-off rate on card member loans (ex-HFS). Other peer information calculated as credit card yield less net charge-off rate on credit cards.
(c) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix.
(d) Segment data for AXP-U.S Consumer Services (ex-HFS), COF-Domestic Card, and DFS-Credit Card. SYF-total company level.
(e) For AXP, DFS, and SYF calculated as: (cash and cash equivalents + investment securities) / total assets. COF calculated as: (cash and cash equivalents + AFS securities) / total assets.

Sources: Company filings and SNL.
Purchase volume and loan receivables growth are 1Q17 vs. 1Q16.

18

19 1% 22% 38% 39% 19% 13% 10% 9% 8% 8% 8% 8% 20% 20% 20% 21% 21% 20% 20% 20% 28% 31% 34% 36% 37% 38% 38% 38% 33% 36% 36% 34% 34% 34% 34% 34% • Synchrony Financial controls underwriting and credit line decisions • Focus on stronger underwriting has led to higher quality portfolio - 72% of loan receivables have FICO > 660 Stronger Portfolio Consumer FICO (a) (a) Based on most recent FICO scores available for our customers in each period, weighted by balance, as a % of period-end receivables. If FICO score was not available credit bureau based scores were mapped to a FICO equivalent. If neither score was available, the account was excluded. 601-660 2008 1Q17 ≤ 600 ≤ 600 601-660 661-720 721+ At origination Disciplined Underwriting FICO, consumer accounts opened since beginning of 2010 Focus on Higher Quality Asset Base 1Q161Q151Q141Q131Q121Q11 661-720 721+

20 0% 1% 2% 3% 4% 5% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Vintage Performance • Vintage performance driven by the following factors: - Growth in specific programs, channels, and segments with higher loss rates - Consumer payment behavior • Underwriting refinements implemented to target certain underperforming segments. Examples include: - Changes to acquisition strategies - Credit line management • Refinements have resulted in improving vintage performance 30 + D el in qu en ci es (a ) Month on Book (a) Cumulative delinquency performance calculated by taking the sum of 30+ delinquencies divided by the sum of total balances for the periods presented where at least two months of vintages are able to be observed. 2014 2015 1H16 2H16

21 Net Charge-Off Ratio Risk-Adjusted Yield (a) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, JPM Credit Card, and WFC Consumer Credit Card. SYF – total company level. (b) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, and WFC Consumer Credit Card. SYF – total company level. SYF yield calculated as loan receivable yield less net charge-off rate. Peer information calculated as credit card yield less net charge-off rate on credit cards. Citi-Branded Card yield calculated as average quarterly yield less net charge-off rate on credit cards (average quarterly net charge-off rate). (c) Data on a managed-basis for 2009. See non-GAAP reconciliation in appendix. (a,c) (b,c) • Net charge-off performance was generally consistent with general purpose card issuers during the financial crisis • Risk-adjusted yield outperformed general purpose card issuers by >700 bps through the financial crisis • Risk-adjusted yield outperformance has improved post-crisis to ~800 bps Delivered Strong Risk-Adjusted Returns Historical Net Charge-Offs & Risk-Adjusted Yield Sources: Company filings. Risk-adjusted yield involved calculations by SYF based upon company filings. 0% 2% 4% 6% 8% 10% 12% 2009 2010 2011 2012 2013 2014 2015 2016 N et C ha rg e- of f R at io SYF Bank Card Average 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2009 2010 2011 2012 2013 2014 2015 2016 R is k- A dj us te d Yi el d SYF Bank Card Average

Portfolio and Program Dynamics

Partner Performance[a]

% of average receivables

	Partner A	Partner B
Interest and Fees on Loans	23.6%	18.4%
Interest Expense	2.0%	2.2%
Net Interest Income	21.6%	16.2%
Net Charge-Offs	5.8%	4.2%
Reserve Change	3.2%	0.6%
Provision for Loan Losses	9.0%	4.8%
Other Income	0.6%	(0.7)%
Other Expense	4.3%	3.8%
EBT Prior to RSA	8.9%	6.9%
Retailer Share Arrangements	(3.6)%	(1.8)%
Return on Average Receivables[b]	**3.4%**	**3.2%**
Average FICO	~690	~730
Loan Growth	15%+	5% - 10%

- Underwriting and profitability models vary by partner
- The profitability of our programs is driven by the following factors:
  - Product pricing
  - Customer profiles/tendency to revolve
  - Value propositions
  - Portfolio credit quality and costs
  - Customized RSAs
- Partner A vs. Partner B:
  - Higher product APRs and revolve rates more than offset higher credit costs
  - Given Partner A's higher EBT, more is shared through the RSA
  - Resulting return is comparable between the two partners
  - Growth in Partner A has exceeded Partner B, impacting overall portfolio mix

(a) Illustrative example
(b) After tax return

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Retailer Share Arrangements (RSA)

Provides a countercyclical buffer in stressed environments:

2016 RSAs were **4.2%** of average loan receivables
2009 RSAs were **1.6%** of average loan receivables(a)

Shared Components

Program Revenue

- Interest Income
- Fee Income
- Interchange Fees

Program Expenses

- Interest Expense
- Provision for Loan Losses
- Loyalty Expense
- Operating Expenses

Illustrative Examples



Operating Environment
Program Return
SYF Share of Return
Retailer Share of Return
Total Program Return Allocation
Normal
4.0%
2.5%
1.5%
Total Program Return
50%
50%
100%
1.25%
2.75%
SYF – 69% of Program Return
Lower Program Performance
2.5%
1.0%
1.5%
Total Program Return
50%
50%
100%
0.50%
2.00%
SYF – 80% of Program Return

(a) Loan receivables on a managed-basis in 2009. See non-GAAP reconciliation in appendix.

synchrony FINANCIAL

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24 Diverse Funding Sources and Strong Liquidity Deposits Securitized Debt Unsecured Debt 1Q17 Long-term target 11% 72% 17% 10%-15% 70%-75% 15%-20% Diverse Funding Sources % of liabilities excluding non-debt liabilities Strong Liquidity Profile $ in billions $21.8 Liquid assets Undrawn Credit Facilities $5.6 $16.2 • Diverse and stable funding sources • Fast-growing direct deposit platform to support growth • Positioned slightly asset sensitive 1Q17

25 Strong Position Relative to Peers Strong Capital Profile Peers include AXP, DFS, and COF. (a) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix. (b) Subject to board and regulatory approval. Sources: Company filings and SNL. 2.3% 2.1% SYF Peer Average ROA – 1Q17 17.7% 12.0% SYF Peer Average CET1 Ratio – 1Q17(a) • Current level of capital well above peers • Generating solid relative earnings power • Significant capital return opportunity over the long-term(b) Capital Deployment Priorities 1. Organic growth 2. Program acquisitions 3. Dividends 4. Share buybacks 5. M&A opportunities

26 Capital Deployment (a) 2016 SYF Capital Plan is for illustrative purposes only. It incorporates the 7/7/16 capital plan announcement of $0.13/share quarterly dividend and $952 million buyback over the prior four quarters of net earnings ending 2Q16. (b) 2017 SYF Capital Plan is for illustrative purposes only. It incorporates the 5/18/17 capital plan announcement of $0.15/share quarterly dividend and $1.64 billion buyback over the prior four quarters of net earnings ending 1Q17. (c) Data as of 1Q17, capturing the last four quarters of capital returns relative to earnings. Peers include AXP, COF, and DFS. (d) Allocation for growth is calculated by applying 1Q16 CET1 Ratio (fully phased-in basis) to loan receivables growth over the four quarter period that precedes the capital plan announcement date. Sources: Company filings and SNL. Capital Payout Distribution • Improved capital payout distribution, with stronger buyback weighting ‒ Assuming loan receivables growth target of 7-9%, an additional ~35-45% of capital would be consumed(d) • Opportunity to enhance components of capital return 20% 22% 22% 43% 76% 86% 0% 20% 40% 60% 80% 100% 120% 2016 SYF Capital Plan 2017 SYF Capital Plan Peers Dividends Buybacks (b) (c) 63% 98% 108% (a)

27 Strategic Priorities Grow our business through our three sales platforms Position business for long-term growth Operate with a strong balance sheet and financial profile Leverage strong capital position Expand robust data, analytics and digital capabilities • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles • Accelerate capabilities: marketing, analytics and loyalty • Continue to leverage SKU level data and invest in CRM to differentiate marketing capabilities • Deliver leading capabilities across digital and mobile technologies • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

Appendix

29 Non-GAAP Reconciliation We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

30 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at March 31, 2017. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $14,363 (992) (826) $12,545 340 $12,885 154 $13,039 $72,596 $72,627 $ in millions at March 31, 2017

31 Non-GAAP Reconciliation The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009. Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.3% Securitization adjustments (0.6)% Managed-basis 10.7% Interest and fees on loans as a % of average loan receivables, including held for sale: GAAP 19.7% Securitization adjustments 0.8% Managed-basis 20.5% Retailer share arrangements as a % of average loan receivables, including held for sale: GAAP 3.4% Securitization adjustments (1.8)% Managed-basis 1.6% Risk-adjusted yield(a): GAAP 8.4% Securitization adjustments 1.4% Managed-basis 9.8% Twelve months ended December 31, 2009 (a) Risk-adjusted yield is equal to interest and fees on loans as a % of average loan receivables less net charge-offs as a % of average loan receivables.